SCHEDULE 14A
                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT.

                            SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
                         Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             LS CAPITAL CORPORATION
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:


 ...............................................................................

     (2) Aggregate number of securities to which transaction applies:


 ...............................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 ...............................................................................

     (4) Proposed maximum aggregate value of transaction:


 ...............................................................................

     (5) Total fee paid:


 ...............................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset  as  provided  by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)          Amount Previously Paid:


 ...............................................................................

     (2)          Form, Schedule or Registration Statement No.:


 ...............................................................................

     (3)          Filing Party:


 ...............................................................................

     (4)          Date Filed:


 ...............................................................................

                             LS CAPITAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 21, 1998

To All Stockholders of
LS Capital Corporation

         The 1997 Annual Meeting of Stockholders (the "Annual Meeting") of LS Capital Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, January 21, 1998 at the Longstreet Inn in Armagosa Valley, Nevada at 10:00 a. m. local time for the following purposes:

         1. To elect a Board of Directors to hold office until the next annual meeting or until a successor board is duly elected and qualified;

         2. To consider and vote on a proposal to approve the appointment of Malone & Bailey, PLLC as the Company's independent public accountants for fiscal 1998; and

         3. To consider and vote on such other business as may properly come before the Annual Meeting and any adjournment thereof.

         All stockholders will be entitled to vote on all matters submitted for a vote at the Annual Meeting. The Board of Directors has fixed the close of business on November 15, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith. Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with the Chairman of the Board of the Company a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxies.

                               By Order of the
                               Board of Directors,


                               Paul J. Montle,
                               Chairman of the Board

Houston, Texas
November 30, 1997


         PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POST-PAID ENVELOPE.

                             LS CAPITAL CORPORATION
                          15915 Katy Freeway, Suite 250
                              Houston, Texas 77094
                                 (281) 398-5588


                                 PROXY STATEMENT

                                     GENERAL


         This Proxy Statement and the accompanying Proxy Card are furnished in connection with the solicitation of proxies by order of the Board of Directors of LS Capital Corporation (the "Company") to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the time and place, and for the purposes set forth in the accompanying notice. Such notice, this Proxy Statement and the Proxy Card are being mailed to Stockholders beginning on or about November 30, 1997.

         The Company will bear the costs of soliciting proxies. In addition to the solicitation made hereby, proxies may also be solicited by telephone, telegram or personal interview by officers of the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in providing beneficial ownership information and in forwarding proxy material to beneficial owners of stock who have objected to the disclosure of information regarding them.

         All duly executed Proxy Cards received prior to the Annual Meeting will be voted in accordance with the choices specified thereon, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified on a Proxy Card, except with respect to broker non-votes, the related shares will be voted by the persons named therein (1) FOR the election of the four nominees listed herein as directors; (2) FOR the proposal to approve the appointment of Malone & Bailey, PLLC, as independent certified public accountants of the Company for the fiscal year ending June 30, 1998; and (3) in the discretion of such persons in connection with any other business that may properly come before the Annual Meeting. Stockholders may revoke their proxy at any time prior to the exercise thereof by written notice to Mr. Paul J. Montle, Chairman of the Board of the Company, at the address of the Company stated above, by the execution and delivery of a later dated Proxy Card, or by attendance at the Annual Meeting and voting their shares in person.

         As of the close of business on November 15, 1997, the record date (the "Record Date") for determining Stockholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote 12,207,776 shares of the Company's common stock (the "Common Stock"), and these shares are the only outstanding shares of the Company entitled to vote. Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the Annual Meeting. Stockholders personally present, or represented by proxy, and holding more than one-third of the outstanding Common Stock will constitute a quorum. Abstentions, or with respect to the election of directors withholds, are counted for purposes of determining the presence or absence of a quorum for the transaction of business while broker non-votes are not so counted.

Additionally, abstentions and/or withholds are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The Board of Directors expects that all shares of Common Stock owned by the Company's directors, officers and affiliates will vote for the nominees listed in Proposal 1 and for the appointment of the auditors named in Proposal 2. The number of these shares equals 5,482,117 constituting 43.83% of the total outstanding shares of Common Stock.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

General

         Four directors will be elected at the Annual Meeting to serve until their successors shall be duly elected and qualified. Directors are elected by a plurality of votes cast at the Annual Meeting. All of the nominees are currently directors of the Company. Unless contrary instructions are set forth in the enclosed Proxy Card, the proxy appointed thereby will vote all shares relating to such Proxy Card for the election as directors of the nominees named below. Should any of the nominees become unable or unwilling to accept nomination or election, the ap pointed proxy will vote for the election, in the nominee's stead, of such other person as the Board of Directors of the Company may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or serve if elected.

         Currently, the Company's directors receive no remuneration for their service as such, but the Company will reimburse reasonable travel expenses incurred in connection with attendance at Board meetings.

Meetings and Committees of the Board

         The Board of Directors held two meetings during the year ended June 30, 1997. Both of these meetings were held telephonically, and all directors attended both these meetings in this manner.

         The Board of Directors has a standing Audit Committee currently composed of C. Thomas Cutter and Roger W. Cope. The functions of the Audit Committee include recommending to the Board of Directors the engagement of a firm of independent auditors for the Company; reviewing the proposed scope of the audit, the reports to be rendered and the fees to be charged by the Company's independent auditors; reviewing the annual financial statements and the results of the audit with management and the independent auditors; reviewing with management and the independent auditors the recommendations made, if any, by the auditors with respect to significant changes in accounting policies, procedures and internal controls; and holding themselves available to meet with the independent auditors to resolve matters that arise in connection with the audit if and when it should become necessary. The Audit Committee did not meet during the year ended June 30, 1997.

         The Company has a standing Compensation Committee currently composed of Kent E. Lovelace, Jr. and C. Thomas Cutter. The functions of the Compensation Committee include reviewing management performance and making recommendations to the Board of Directors concerning management compensation and other corporate benefits. The Compensation Committee met one time during fiscal 1997.

         The Company does not have a standing Nominating Committee.

Nominees

         Set forth below is certain information concerning the four nominees for election as directors, including the business experience of each for at least the past five years:

                                                     Present Position                            Director
         Name                               Age      With the Company                            Since

         Paul J. Montle                     50       Chairman of the                             1993
                                                     Board, President and
                                                     Chief Executive Officer

         Kent E. Lovelace, Jr.              61       Director                                    1993

         Roger W. Cope                      56       Director                                    1993

         C. Thomas Cutter                   57       Director                                    1993

         Paul J. Montle has served as the Chairman of the Board and Chief Executive Officer of the Company from 1992 to October, 1995 and has held the additional title of President from October, 1995 to present. From 1991 to October 15, 1994, Mr. Montle served as President and Chief Executive Officer of Viral Testing Systems Corporation ("VTS"), a distributor of a FDA-licensed AIDS test and other medical diagnostic products, and from 1991 to 1992, he also served as Chairman of the Board of such company. VTS filed for protection under Chapter 11 of the Bankruptcy Code on January 4, 1995. Eventually this bankruptcy proceeding was converted to a proceeding under Chapter 7, and the remaining assets of VTS have been liquidated.

         Kent E. Lovelace, Jr. has served as a Director of the Company since August 1993. Since 1975, he has served as President and Chief Executive Officer of Equitrust Mortgage Corporation, formerly Hancock Mortgage Corporation.

         Roger W. Cope has served as a Director of the Company since 1993. He now serves as Vice President - Business Development with Lamb Technicon Machining Systems. From June 30, 1993 until January 16, 1996, Mr. Cope served as President of the Company and Manager of Papone's Palace, Ltd. Liability Co. During 1991 and 1992, he served as Director of Strategic Planning for the Applied Technology Division of Litton Systems, Inc., a provider of electronic warfare products to the defense industry. From 1986 to 1991, Mr. Cope served as President of
                                       -3-

Cope Development Corp., a privately-held consulting firm. He also serves as a Director of Waste Recovery, Inc., a publicly-held corporation engaged in specialized resource recovery.

         C. Thomas Cutter has served as a Director of the Company since December 1992. Since 1968, he has served as President, Director and sole shareholder of Cutter Fire Brick Co., Inc., which is engaged in the repair and maintenance of industrial heat enclosures. Since 1975, Mr. Cutter has served as President, Director and sole shareholder of both Cutter Ceramics, Inc., a manufacturer and distributor of art clay, and ADC Supply Corp., a distributor of industrial insulation materials. Since 1985, Mr. Cutter has served as President, Director and sole shareholder of Cutter Northern Refractories, Inc., which is engaged in the repair and maintenance of industrial heat enclosures.

Current Directors and Executive Officers

         The following table sets forth certain information regarding the directors and executive officers of the Company and its subsidiaries, including the business experience of each for at least the past five years:

                                                                               Director         Officer
                  Name                                       Age               Since            Since

                  Paul J. Montle                              50                1993             1993
                  Chairman of the
                  Board, President and
                  Chief Executive Officer

                  Kent E. Lovelace, Jr.                       61                1993             -----
                  Director

                  Roger W. Cope                               56                1993             -----
                  Director

                  C. Thomas Cutter                            57                1993             -----
                  Director

                  Richard W. Lancaster                        55                -----             1997
                  President of Griffin
                  Gold Group, Inc, Desert
                  Minerals, Inc. and Shoshone
                  Mining Co.

         For additional information on Messrs. Montle, Lovelace, Cope and Cutter, see "Nominees" above.

         Mr. Lancaster has served as President and Chief Executive Officer of all three of its mining subsidiaries, Griffin Gold Group, Inc., Desert Minerals, Inc. and Shoshone Mining Co. since June 1, 1997. From 1992 to May 31, 1997, Mr. Lancaster has served as President of Remediation Services of America, Inc., which is engaged in environmental remediation of industrial waste. From 1988 to 1992, Mr. Lancaster served as Engineering Manager for Walk/Haydel's Satellite Engineering for Shell Offshore, an offshore exploration and production company.

         Each officer of the Company generally serves at the pleasure of the Board of Directors, other than Mr. Lancaster with whom the Company has entered into a written employment agreement.

         There are no family relationships among the officers and directors, and there are no present arrangements or understandings pursuant to which any of them were elected as officers or directors.

         Other than otherwise described herein, there have been no events under any bankruptcy act, no criminal proceedings, and no judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.

                             EXECUTIVE COMPENSATION

                        Report for Compensation Committee
                            on Executive Compensation

         The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to its executive officers (including the executive officers named below). The Company's compensation program for its executive officers (including the Chief Executive Officer) is designed to provide levels of compensation required to assist the Company in attracting and retaining qualified executive officers. The Compensation Committee attempts to set an executive officer's compensation at a level which is similar to such officer's peers in the Company's industry.
Generally, executive officer compensation (including the Chief Executive Officer) is not directly related to the Company's performance. Instead, the Compensation Committee has a philosophy which recognizes individual initiative and achievement which can significantly influence an officer's compensation level. The executive compensation program is comprised of salary, annual cash incentives and stock options. The following is a discussion of each of the elements of the executive compensation program.

         Salary. Generally, base salary for each executive officer is similar to levels within the industry and comparable to the level which could be attained for equal positions elsewhere. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay.

         Annual Cash Incentives. The annual cash incentive plan is a cash bonus program designed to reward significant corporate accomplishments and individual initiatives demonstrated by executive officers during the prior fiscal year. The amount of each cash bonus is determined by the Compensation Committee at the end of the fiscal year and is paid in cash in a single payment.

         Stock Options. The 1993 and 1995 Stock Option Plans were adopted for the purpose of promoting the interests of the Company and its stockholders by attracting and retaining executive officers and other key employees of outstanding ability. Options are granted to eligible participants based upon their potential impact on corporate results and on their individual performance. Generally, options are granted at market value, vest over a number of years, and are dependent upon continued employment. The Committee believes that the grant of time-vested options provides an incentive that focuses the executive officers' attention on managing the business from the perspective of owners with an equity stake in the Company. It further motivates executive officers to maximize long-term growth and profitability because value is created in the options only as the Company's stock price increases after the option is granted.

                           The Compensation Committee:
                              Kent E. Lovelace, Jr.
                              C. Thomas Cutter

                           Summary Compensation Table

         The following table sets forth the compensation paid by the Company and its subsidiaries to the Chief Executive Officer and the other four most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended June 30, 1997, 1996 or 1995 exceeded $100,000 for services in all capacities to the Company and its subsidiaries.

                         Summary Compensation Table (1)

                                                Annual                                 Long-Term
                                                Compensation                           Compensation

(a)                         (b)            (c)          (d)              (e)             (g)
                                                                        Other
Name and                   Fiscal                                       Annual     Securities Underlying
Principal                  Year                                         Compen-    Stock Options
Position                   Ended          Salary       Bonus             ation     (Number of Shares)

Paul J. Montle             6/30/97     $200,912                         (2)             500,000
Chairman and               6/30/96      169,062                         (2)              13,000
Chief Executive            6/30/95      375,000                         (2)             225,000
Officer

Roger W. Cope              6/30/97
Former President           6/30/96    $ 22,833(3)                       (2)              16,000
and Chief Oper-            6/30/95     250,000                          (2)             225,000
ating Officer

                                       -6-




Paul V. Culotta            6/30/97
Former Executive           6/30/96                   $  7,500(4)        (2)
Vice President and         6/30/95      75,000       $ 50,000           (2)              50,000
Chief Financial
Officer

Robert L. Kelley           6/30/97
Former Vice                6/30/96    $ 20,000(5)    $ 25,000           (2)              50,000
President,                 6/30/95     100,000         25,000           (2)              50,000
Operations

Othon I. Herrera           6/30/97
Former Vice                6/30/96    $  2,500(6)                       (2)
President of               6/30/95    $120,000       $ 25,000           (2)             100,000
Marketing

-----------------

(1) The Columns designated by the SEC for the reporting of certain long-term compensation, including awards of restricted stock, long term incentive plan payouts, and all other compensation, have been eliminated as no such awards, payouts or compensation were awarded to, earned by or paid to any specified person during any fiscal year covered by the table.
(2)      Nominal perquisites not meeting the applicable disclosure threshold.
(3) Effective August 1, 1995 voluntarily accepted a 50% reduction in annual salary, and resigned effective
         January 16, 1996.
(4)      Resigned effective November 15, 1994.
(5)      Resigned effective August 31, 1994.
(6)      Resigned effective July 31, 1995.



                               Stock Option Grants

The following table sets forth certain information concerning stock options granted during the fiscal year ended June 30, 1997 to each of the executive officers named in the Summary Compensation Table under the Company's 1993 and 1995 Stock Option Plans. The option price of each option disclosed in the following table was not less than the market price of the underlying securities on the date of the grant of the each option. The Company has not granted stock appreciation rights ("SAR's") of any kind.

                       Options Granted in Last Fiscal Year

                                                                                     Potential Realization
                                                                                   Value at Assumed Annual
                                                                                       Rates of Stock Price
                                                                                    Appreciation for Option
                          Individual Grants                                                  Term (1)
   (a)                      (b)             (c)             (d)            (e)           (f)         (g)


                        Number of
                        Securities
                       Underlying        Percent of
                         Options        Total Options     Exercise
                         Granted         Granted to        Price
                        (number of      Employees in      ($ per         Expiration
   Name                  shares)         Fiscal Year       share)           Date             5%($)    10%($)

Paul J. Montle           500,000              63%          $0.625         12/19/01          $15,625   $31,250

Kent E. Lovelace, Jr.    300,000              37%          $0.625         12/19/01           $9,375   $18,750


----------

(1) The amounts represent assumed rates of stock price appreciation of 5% and 10% which are specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in the table will be achieved or maintained through the life of the option. The amounts shown represent the assumed value of the stock options, less the exercise price, at the expiration date of the option, beginning on the date of grant and ending on the option expiration date.

                  Option Exercises/Value of Unexercised Options

     The following table sets forth the number of securities underlying options exercised during the fiscal year ended June 30, 1997 and the value realized upon such exercise, the number of securities underlying options exercisable and unexercisable at June 30, 1997, and the value at June 30, 1997 of exercisable and unexercisable in-the-money options remaining outstanding as to each executive officer named in the Summary Compensation Table. No named executive officer has been granted any SAR's. The "Value Realized" column reflects the difference between the market price on the date of exercise and the exercise price for the option for all options exercised. Thus, the "Value Realized" does not necessarily reflect what the executive officer might receive, should he choose to sell the shares acquired by the option exercise, because the market price of the shares so acquired may at any time be higher or lower than that price on the exercise date of the option.

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year End Option Values


(a)               (b)                (c)                      (d)                                         (e)

                              Number of Securities
                  Number of                          Underlying Unexercised                 Value of Unexercised
                  Shares                             Options at June 30, 1997              In-the Money Options at
                  Acquired          Value                (Number of Shares)                 June 30, 1997 ($) (2)
Name              on Exercise       Realized(1)      Exercisable  Unexercisable           Exercisable Unexercisable

Paul J.
Montle            None              $    0              106,800       406,200                  (2)         (2)

Roger W.          None(3)                                                                      (2)         (2)
Cope

Paul Culotta      None(4)                                                                      (2)         (2)

Robert            None(5)                                                                      (2)         (2)
Kelley

Othon I.          None(6)                                                                      (2)         (2)
Herrera

Richard W.        None                                  150,000       300,000                                 (2)         (2)
Lancaster

---------------------

(1) Based upon the difference between the closing bid price of the Common Stock on the NASDAQ Stock Market on the date of exercise and the exercise price of the options.
(2) The closing bid price of the Common Stock on June 30, 1997 on the NASDAQ Stock Market was $0.51 per share which was less than the exercise price of all options reported in the table.
(3)      Mr. Cope  resigned  effective  January 16, 1996.
(4)      Mr.  Culotta  resigned effective  November 15, 1994.
(5)      Mr. Kelley resigned effective August 31, 1994.
(6)      Mr. Herrera resigned effective July 31, 1995.

                                   Other Plans

     The Company has no other deferred compensation, pension or retirement plans in which executive officers participate.

                                Performance Graph

         The following graph compares the Company's cumulative total shareholder return for the period commencing May 3, 1993 (the date on which the Company's Common Stock first was registered under Section 12 of the Securities Exchange Act of 1934, as amended) and ending on June 30, 1997 to the returns for all companies in the NASDAQ Composite Index and the GAX Gaming Index. The return values are based on an assumed investment of $100, as of the close of business on May 3, 1993, in the Company's Common Stock and in each of the comparator groups, with all dividends treated as reinvested. The comparisons in this table are set forth in response to disclosure requirements of the Securities and Exchange Commission and therefore are not intended to forecast or to be indicative of future performance of the Company's Common Stock.


[GRAPHIC OMITTED]

















                                      May-93       Jun-93       Jun-94      Jun-95       Jun-96       Jun-97
------------------------------------------------------------ ------------------------------------- ------------
LS Capital Corporation                  100         137           63           17           2            1
------------------------------------------------------------ ------------------------------------- ------------
NASDAQ Composite                        100         103          103          136         173          210
Index
------------------------------------------------------------ ------------------------------------- ------------
GAX Gaming Index                        100         106           71          106         132           92
------------------------------------------------------------ ------------------------------------- ------------




                      Compensation Agreement with Officers

         The Company currently has no employment contracts or other compensation agreements with any of its current officers other than Richard W. Lancaster, President and Chief Operating Officer of Griffin Gold Group, Inc, Desert Minerals, Inc. and Shoshone Mining Co., the Company's gold mining subsidiaries. Pursuant to his employment agreement (the "Employment Agreement"), Mr. Lancaster is to receive an initial annual salary of

$72,000.00. Mr. Lancaster's salary will be reviewed annually in January by the Company's compensation committee. Pursuant to the Employment Agreement, the Company issued to Mr. Lancaster 50,000 shares of Common Stock, and the Company agreed to grant to Mr. Lancaster options to acquire shares of Common Stock. These options cover 250,000 shares of Common Stock, which may be purchased at an option price of $1.00 per shares and which will vest in increments of 50,000 shares every 90 days commencing June 24, 1997. These options also cover an additional 250,000 shares of Common Stock, which may be purchased at an option price of $2.00 per shares and which will vest in increments of 50,000 shares every 90 days commencing September 24, 1997. Notwithstanding the preceding, all options will be vested upon the sale or merger of the Company. Mr. Lancaster is also entitled to participate in all executive health, disability, life insurance and pension plans created for the officers of the Company. The Employment Agreement is terminable by either Mr. Lancaster or the Company at any time;
provided, however, that Mr. Lancaster has agreed to give to the Company two months prior written notice. In the Employment Agreement, the Company has agreed (unless Mr. Lancaster's employment is terminated by the Company for cause) to pay to Mr. Lancaster his salary under the Employment Agreement for three months after termination or until the commencement of his new employment, whichever occurs sooner. If the Company terminates Mr. Lancaster's employment, one-half of the current period's unvested options will vest, but if Mr. Lancaster terminates his employment, all unvested options will be canceled as of the date of his termination notice. The Employment Agreement does not contain a covenant not to compete.

                        COMPLIANCE WITH SECTION 16(A) OF
                           THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10 percent stockholders are required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the forms received by the Company, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that during the year ended June 30, 1997, all filing requirements applicable to the Company's officers, directors and greater than 10 percent shareholders were satisfied.

                              CERTAIN TRANSACTIONS

         On June 17, 1996 at a Special Meeting of Stockholders, the stockholders of the Company authorized issuances of Common Stock (the "Discretionary Stock Issuances"), in the discretion of the Board of Directors but subject to certain restrictions, to creditors of the Company (including officers and directors of the Company) in satisfaction of amounts owed by the Company to such creditors, whether in the form of loans or accrued salaries. The Board of Directors of the Company submitted the Discretionary Stock Issuances to the stockholders for their consideration on the belief that the Discretionary Stock Issuances were a means by which the Company could eliminate certain outstanding claims that could be asserted against the Company at any time and by which the Company could eliminate certain liabilities reflected on the Company's financial statements. At the time that the Discretionary Stock Issuances were approved by the Board of Directors and stockholders, the Company did not have, and appeared as if it would not have for the foreseeable future, financial resources sufficient to satisfy these or any other liabilities of the Company.

         Upon the terms and conditions approved by the Board of Directors and stockholders, the Discretionary Stock Issuances could be made for one year after stockholder approval to persons (including officers and directors of the Company) owed amounts by the Company. The persons to be issued Common Stock, the number of shares to be issued to them, the terms, provisions and conditions upon which the Common Stock would be issued and the documentation memorializing the issuances were all within the sole discretion of the Board of Directors, subject to certain restrictions. These restrictions required that any Discretionary Stock Issuance to a director of the Company be approved by a majority of directors other than the director to receive the Discretionary Stock Issuance. These restrictions also required that the number of shares of Common Stock being issued not have an aggregate market value at the time of issuance exceeding the amount being satisfied by the Common Stock if the Common Stock being issued were freely tradeable immediately after issuance, or not have an aggregate market value at the time of issuance twice the amount being satisfied by such issuance if the

Common Stock being issued were not freely tradeable immediately after issuance. The rationale for distinguishing between freely and non-freely tradeable stock was that the Company had generally received for the sale of non-freely tradeable Common Stock only 50% of the then current market value of freely tradeable Common Stock. The Discretionary Stock Issuances were not subject to adjustments increasing or decreasing the number of shares of Common Stock comprising them based on changes in the market value of the Common Stock after the Discretionary Stock Issuances.

         Pursuant to the general authorization of stockholders and the specific authorization of the Board of Directors, the Company issued to Paul J. Montle ("Montle"), the Chairman of the Board, President and Chief Executive Officer of the Company, 2,549,481 shares of non-freely tradeable Common Stock on October 1, 1996 in satisfaction of $134,302 debt owed by the Company to the Montle. The preceding debt amount was comprised of $90,000 in accrued salary owed to the Montle (for which the Montle was issued 1,565,000 shares of Common Stock) and $44,302 in principal and interest of a loan to the Company from an Individual Retirement Account for the benefit of the Montle (for which 984,489 shares of Common Stock were issued for the benefit of the Montle). In addition to the foregoing, 435,000 shares of non-freely tradeable Common Stock were issued to other persons by virtue of prior partial assignments of the Montle's claim for accrued salary. The closing price for the Common Stock on October 1, 1996 was $.09, and one-half of this closing price (or $.045) was used in computing the number of shares of Common Stock to which Montle was entitled to receive in connection with his Discretionary Stock Issuance.

         In addition, pursuant to the general authorization of stockholders and the specific authorization of the Board of Directors, the Company issued to Kent
E. Lovelace, Jr. ("Lovelace"), a director of the Company, 1,342,158 shares of non-freely tradeable Common Stock on October 1, 1996 in satisfaction of $60,398 of an outstanding loan to the Company from Lovelace, and 400,000 shares of non-freely tradeable Common Stock on October 8, 1996 in satisfaction of an additional $30,000 of such loan. The Company still owes $10,000 to Lovelace on various loans. The closing price for the Common Stock on October 1, 1996 was $.09, and one-half of this closing price (or $.045) was used in computing the number of shares of Common Stock to which Lovelace was entitled to receive in connection with his October 1st Discretionary Stock Issuance. The closing price for the Common Stock on October 8, 1996 was $.15, and one-half of this closing price (or $.075) was used in computing the number of shares of Common Stock to which Lovelace was entitled to receive in connection with his October 8th Discretionary Stock Issuance.

         Finally, pursuant to the general authorization of stockholders and the specific authorization of the Board of Directors, the Company issued to Roger W. Cope ("Cope") 1,342,158 shares of non-freely tradeable Common Stock on October 1, 1996 in satisfaction of $60,397.13 of an outstanding loan to the Company from Cope. The Company still owes approximately $30,000 on this loan and approximately $23,000 in accrued salary. The closing price for the Common Stock on October 1, 1996 was $.09, and one-half of this closing price (or $.045) was used in computing the number of shares of Common Stock to which Cope was entitled to receive in connection with his Discretionary Stock Issuance.

                              SECURITY OWNERSHIP OF
                            CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information as of the Record Date concerning the beneficial ownership of the Common Stock (i) by each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock; (ii) by each director; (iii) by each executive officer named in the Summary Compensation Table under "Executive Compensation," below; and (iv) by all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

                                                                       Shares of
                                                               Common Stock Beneficially Owned (1)

Name and Address of Beneficial Owner                          Number                             Percent

Paul J. Montle                                                2,060,261(2)                       16.36%
  15915 Katy Freeway, Suite 250
  Houston, Texas 77094

Kent E. Lovelace, Jr.                                         2,197,058(3)                       17.45%
  3300 West Beach Street
  Gulfport, Mississippi

Roger W. Cope                                                  1,349,398(4)                       10.72%
  5663 East Nine Mile Rd.
  Warren, Michigan 48901

C. Thomas Cutter                                                   2,200(5)                         (6)
  54 Emerson Road
  Waltham, Massachusetts 02154

Richard W. Lancaster                                             200,000(7)                       1.59%
  1225 Neosho
  Baton Rouge, LA 70802

All directors and officers
as a group (five persons)                                      5,808,917(8)                      46.14%

---------------------

(1) Includes shares of Common Stock beneficially owned pursuant to options and warrants exercisable on the Record Date or within 60 days thereafter.
(2) Includes 918,800 shares of Common Stock directly owned, 984,481 shares owned by Mr. Montle's individual retirement account trustee, 48,580 shares of Common Stock held by Travis Partnership, G.P., a general partnership in which Mr. Montle has a 51.67% interest and a trust for the benefit of Mr. Montle's children has a 15% interest, and 106,800 shares of Common Stock beneficially owned pursuant to non-qualified stock options currently exercisable. Does not include 400,000 shares of Common Stock owned by trusts for the benefit of Mr. Montle's children and 30,000 shares of Common Stock which may be acquired
         upon the  exercise  of currently   exercisable  warrants  owned  by
         ALDA F.L.P., a limited partnership having Mr. Montle's children as limited partners, all such shares of which Mr. Montle disclaims beneficial ownership.
(3) Includes 2,064,658 shares directly owned, 64,000 shares beneficially owned pursuant to currently exercisable warrants, and 6,400 shares held by Equitrust Mortgage Corporation, a corporation for which Mr. Lovelace acts as President and Chief Executive Officer and 62,000 shares of Common Stock beneficially owned pursuant to non-qualified stock options currently exercisable. Does not include 36,000 shares owned by Cheryl Lovelace, Mr. Lovelace's wife, all such shares of which Mr.
         Lovelace disclaims beneficial ownership.
(4) Does not include 12,000 shares owned by Elizabeth Cope, Mr. Cope's wife, all such shares of which Mr. Cope disclaims beneficial ownership.
(5) Includes 200 shares directly owned, and 2,000 shares beneficially owned pursuant to stock options immediately exercisable. Does not include 14,345 shares owned by Sasiree Cutter, Mr. Cutter's wife, all such shares of which Mr. Cutter disclaims beneficial ownership.
(6)      Less than 1%
(7) Includes 50,000 shares directly owned, and 150,000 shares beneficially owned pursuant to stock options immediately exercisable.
(8) Includes 5,067,537 shares directly owned; 209,600 shares beneficially owned pursuant to stock options and warrants currently exercisable; and 54,980 shares beneficially owned indirectly through affiliated entities.

                                   PROPOSAL 2
                           APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

         The Company's Audit Committee has recommended and the Board of Directors has approved and now recommends the appointment of Malone & Bailey, PLLC as independent certified public accountants to audit the Company's accounts for the fiscal year ended June 30, 1998. The firm audited the Company's accounts for fiscal 1996 and 1997. Approval of the appointment will require the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

         A representative of Malone & Bailey, PLLC will attend the 1997 Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the Annual Meeting.

                        CHANGES IN CERTIFYING ACCOUNTANTS

         The Company's prior independent accountant, KPMG Peat Marwick LLP, resigned on April 3, 1996. KPMG previously issued a qualified report dated October 6, 1995 on the Company's financial statements for the period from July 1, 1994 through June 30, 1995. The accountant's report on the financial statements for such period contained a going concern qualification. The audit Committee of the Board of Directors accepted the resignation of KPMG Peat Marwick. There were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period from May 1993 (inception) to the date of such resignation. On September 3, 1996, the Registrant engaged Malone & Bailey, PLLC as its auditors for the fiscal year ended June 30, 1996.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the persons named in the enclosed Proxy Card will vote said Proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                             FOR 1998 ANNUAL MEETING

         Stockholders  wishing  to submit  proposals  for  consideration  by the
Company's Board of Directors at the Company's 1998 Annual Meeting of Stockholders should submit them in writing to the attention of the Chairman of the Board of the Company not later than July 18, 1998 so that they may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

                               By Order of the
                               Board of Directors,



                               Paul J. Montle,
                               Chairman of the Board

Houston, Texas
November 30, 1997

                                   PROXY CARD




PROXY                         LS CAPITAL CORPORATION                      PROXY

               ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 21, 1998

         The undersigned hereby appoints Paul J. Montle and C. Thomas Cutter (to act by unanimous decision if more than one shall act), each with the power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all the shares of common stock of LS Capital Corporation held on record by the undersigned on November 15, 1997 at the special meeting of shareholders to be held on January 21, 1998 or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2.

         1.  Election of Directors.    FOR all
         Nominees:                     nominees
         Paul J. Montle            (except as marked to  WITHHOLD AUTHORITY
         Kent E. Lovelace, Jr.     the contrary below)  to vote for all nominees
         Roger W. Cope
         C. Thomas Cutter              _____                   _____

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

         ----------------------------------------------------------------------

2. Proposal to approve the appointment of Malone & Bailey, PLLC as the independent certified public accountants of the Company

         _____  FOR      _____  AGAINST                   _____ ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                     (Please Sign and Date on Reverse Side)

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

          YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO VOTE THEREON.

         The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares, and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement relating to the January 21, 1998 Annual Meeting.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such, If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE _____________________________ 199___
-----------------------------------------
--------------------------------
PLEASE MARK SIGN DATE AND                    Signature
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE                  ________________________________
                                             Signature if held jointly

          This Proxy is Solicited on Behalf of the Board of Directors.

                                   PROXY CARD




                       PROXY LS CAPITAL CORPORATION PROXY

               ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 21, 1998

         The undersigned hereby appoints Paul J. Montle and C. Thomas Cutter (to act by unanimous decision if more than one shall act), each with the power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all the shares of common stock of LS Capital Corporation held on record by the undersigned on November 15, 1997 at the special meeting of shareholders to be held on January 21, 1998 or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2.

         1.  Election of Directors.   FOR all
                  Nominees:           nominees
         Paul J. Montle             (except as marked to   WITHHOLD AUTHORITY
         Kent E. Lovelace, Jr.      the contrary below) to vote for all nominees
         Roger W. Cope
         C. Thomas Cutter              _____                      _____

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

         -----------------------------------------------------------------------

2. Proposal to approve the appointment of Malone & Bailey, PLLC as the independent certified public accountants of the Company

         _____   FOR       _____ AGAINST                   _____ ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                      (Please Sign and Date on Reverse Side)

                                                     Back side



         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

          YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO VOTE THEREON.

         The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares, and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement relating to the January 21, 1998 Annual Meeting.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such, If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE _____________________________ 199___
-----------------------------------------       --------------------------------
PLEASE MARK SIGN DATE AND                               Signature
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE                     ________________________________
                                                Signature if held jointly

          This Proxy is Solicited on Behalf of the Board of Directors.